Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
EXPENSES
General and administrative expenses	$ (2,340)	$ (2,375)	$ (2,021)
Property investigation	(216)		(15)
Amortization	(14)	(25)	(42)
Share-based payments	(317)	(504)	(309)
Total expenses	(2,887)	(2,904)	(2,387)
Interest income	74	32	28
Finance fee			(95)
Interest on capital contribution loan			(265)
Foreign exchange loss	(209)	(7)	(158)
Other income (expense), net	(135)	25	(490)
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (3,022)	$ (2,879)	$ (2,877)
Basic and diluted weighted average number of common shares outstanding	718,248,135	465,929,638	269,778,932
Basic and diluted loss per share	$ (0.00)	$ (0.01)	$ (0.01)